Exhibit 10.25.1
Execution Version

First Amendment to Amended and Restated Participation Agreement
This First Amendment to Amended and Restated Participation Agreement, dated as of October 6, 2021 (this “Amendment”), is by and among Old Saw Mill Holdings LLC, a New York limited liability company, as Lessee (together with its successors and permitted assigns, in its capacity as Lessee, “Lessee”); Regeneron Pharmaceuticals, Inc., a New York corporation, as Parent Guarantor (“Parent Guarantor”); each of the undersigned other Subsidiaries (as hereinafter defined) of Parent Guarantor (such Subsidiaries (other than the Lessee), collectively, the “Subsidiary Guarantors”, and together with Parent Guarantor, collectively, the “Guarantors”); BA Leasing BSC, LLC, a Delaware limited liability company, as Lessor (together with its successors and permitted assigns, in its capacity as Lessor, “Lessor”); Bank of America, N.A., not in its individual capacity, except as expressly stated herein, but solely as Administrative Agent (together with its successors and permitted assigns, in its capacity as Administrative Agent, the “Administrative Agent”); and the financial institutions listed on the signature pages hereto as Lenders (together with their permitted successors and assigns, each as a Lender under the Loan Agreement, a “Lender”, and collectively, “Lenders”).
Witnesseth:
Whereas, (a) Lessee, Lessor, the Administrative Agent and the financial institutions listed on Schedule II thereto are parties to that certain Amended and Restated Participation Agreement, dated as of May 2, 2019 (as amended, restated, modified and/or otherwise supplemented from time to time, the “Participation Agreement”), (b) Lessee and Lessor are parties to that certain Amended and Restated Lease and Remedies Agreement, dated as of May 2, 2019 (as amended, restated, modified and/or otherwise supplemented from time to time, the “Lease”) and (c) the Guarantors are parties to that certain Amended and Restated Guaranty, dated as of May 2, 2019 (as amended, restated, modified and/or otherwise supplemented from time to time, the “Guaranty”);
Whereas, pursuant to that certain Renewal Option Request, dated as of September 1, 2021, from Lessee addressed to Lessor and the Administrative Agent, Lessee requested that the Lessor and each Participant renew the Term of the Lease for an additional 5-year period commencing on the last day of the Base Term;
Whereas, pursuant to Section 4.7 of the Participation Agreement (as in effect immediately prior to the effectiveness of this Amendment), each Participant is to notify the Administrative Agent in writing of whether or not it has consented to such Renewal Option Request not later than forty-five (45) days from the date on which the Administrative Agent receives the Renewal Option Request (the “Original Renewal Option Response Date”); and
Whereas, Lessee, the Administrative Agent and the Participants have agreed to extend the Original Renewal Option Response Date to be seventy-five (75) days from the date on which the Administrative Agent received the Renewal Option Request, on the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:
Section 1.    Definitions; Incorporation of Recitals. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in Appendix 1 to the Participation Agreement. Any reference herein to any Operative Document or to any other defined term shall mean and be a reference to such Operative Document or to such other defined term as set forth in the Participation Agreement and such Operative Document, as applicable. Each reference in this Amendment to the Operative Documents, or to any individual Operative Document, shall mean the Operative Documents or such individual Operative Document, in each case, as amended or otherwise modified by this Amendment. All of the Recitals to this Amendment, including the terms defined therein, are hereby made a part of the agreements contained herein as if fully set forth herein. This Amendment shall be an Operative Document.
Section 2.    Amendment to the Participation Agreement. From and after the effectiveness of this Amendment, each of the Administrative Agent, Lessee and the Participants hereby agree that:
(a)     Section 4.7(a) of the Participation Agreement and the definition of “Renewal Option Response Date” set forth in such Section are hereby amended by deleting the reference therein to “forty-five (45) days” and replacing it with a reference to “seventy-five (75) days”.
(b)    The fifth (5th) sentence of Section 4.7(a) of the Participation Agreement is hereby amended by adding a reference to “, subject to Section 4.7(c) hereof” immediately prior to the period at the end of such sentence.
Section 3.    Representations.
(a)    Lessee by its execution of this Amendment hereby represents and warrants, as of the date hereof and as of the effectiveness of this Amendment, that no Event of Default or Event of Loss has occurred and is continuing.
(b)    Each of the Lessee and the Guarantors, by such Person’s execution of this Amendment, hereby represents and warrants that this Amendment (x) is within such Person’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders of such Person; (y) has been duly executed and delivered by such Person and (z) constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other laws affecting creditors’ rights generally, (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) requirements of reasonableness, good faith and fair dealing.
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Section 4.    Closing Conditions. The effectiveness of this Amendment is conditioned upon the satisfaction or waiver of all of the conditions precedent set forth in this Section 4:
(a)    the Administrative Agent shall have received executed counterparts of this Amendment from Lessee, each Guarantor, and each Participant;
(b)    no Event of Default or Event of Loss has occurred and is continuing; and
(c)    Lessee’s representations set forth in Section 3 shall be true and correct on and as of the date hereof.
Section 5.    Guarantor Reaffirmation. Each Guarantor, by its execution of this Amendment, hereby reaffirms its respective obligations under the Guaranty, which are continuing in all respects on the terms set forth in the Guaranty.
Section 6.    Further Assurances. Each of the parties hereto hereby agrees to execute any and all further documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment.
Section 7.    Miscellaneous.
(a)    Lessee hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses (limited, in the case of legal fees, to reasonable and documented legal fees and expenses of special counsel to Administrative Agent and Lessor) actually incurred by Lessor in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents, instruments and agreements in connection therewith.
(b)    This Amendment shall in all respects be governed by the internal law of the State of New York as to all matters of construction, validity and performance, without regard to conflicts of law principles, except Title 14 of Article 5 of the New York general obligations law.
(c)    Sections 15.12 (Submission to Jurisdiction) and 15.13 (Waiver of Jury Trial) of the Participation Agreement shall apply hereto, mutatis mutandis, and are hereby incorporated herein as if set forth herein.
(d)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(e)    Section headings in this Amendment are included for convenience of reference only and are not part of this Amendment for any other purpose.
(f)    Each Participant, by its execution of this Amendment, hereby consents and agrees to the matters set forth herein, requests and directs the Administrative Agent to execute, deliver and perform this Amendment and any other documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to
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give effect to this Amendment and to take any and all actions as may be necessary or convenient to effect the transactions contemplated hereby and/or thereby.
(g)    From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 4, (i) each reference to the Participation Agreement in any Operative Document (including in any Appendix, Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Participation Agreement as amended by this Amendment, and (ii) each reference in the Participation Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Operative Documents to the Participation Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Participation Agreement, as amended by this Amendment. Except as expressly amended hereby, all of the terms and provisions of the Operative Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
Section 8.    Electronic Signatures.
(a)    This Amendment, any Operative Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment or any Operative Document (each a “Communication”), including Communications required to be in writing, may, if agreed by the Lessor and Administrative Agent, be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below), including, without limitation, facsimile and/or .pdf. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent, Lessor and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format for transmission, delivery and/or retention. Any party hereto may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent, Lessor and each of the Lenders shall be entitled to rely on any such Electronic Signature
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purportedly given by or on behalf of Lessee or a Guarantor without further verification and regardless of the appearance or form of such Electronic Signature and (b) upon the request of the Administrative Agent, Lessor or any Lender, any Communication executed using any Electronic Signature shall be promptly followed by a manually executed, original counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
(b)    Neither the Administrative Agent nor Lessor (except that Lessor shall be responsible for its representations and warranties made with respect to itself) shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Operative Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or Lessor’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent and Lessor shall be entitled to rely on, and shall incur no liability under or in respect of this Amendment or any other Operative Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Operative Documents for being the maker thereof).
(c)    Each of the parties hereto hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Operative Document based solely on the lack of paper original copies of this Amendment and/or such other Operative Document, and (ii) any claim against the Administrative Agent, Lessor and/or any Lender for any liabilities arising solely from the Administrative Agent’s, Lessor’s and/or any Lender’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Lessee or any Guarantor to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
(d)    Each of the parties hereto represents and warrants to the other parties that it has the corporate or other requisite organizational capacity and authority to execute this Amendment and any other Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents.
[signature pages follow]
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In Witness Whereof, the parties hereto have executed and delivered this First Amendment to Amended and Restated Participation Agreement as of the date first written above.

Old Saw Mill Holdings LLC, as Lessee

By: /s/ Leonard N. Brooks
Name: Leonard N. Brooks
Title: Treasurer
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

Regeneron Pharmaceuticals, Inc., as Parent Guarantor

By: /s/ Leonard N. Brooks
Name: Leonard N. Brooks
Title: Vice President, Treasurer
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

Regeneron Healthcare Solutions, Inc., as Subsidiary Guarantor

By: /s/ Marion McCourt
Name: Marion McCourt
Title: General Manager
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

Regeneron Genetics Center LLC, as Subsidiary Guarantor

By: /s/ Leonard N. Brooks
Name: Leonard N. Brooks
Title: Treasurer
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

Bank of America, N.A., not in its individual capacity, except as expressly stated herein, but solely as Administrative Agent

By: /s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

BA Leasing BSC, LLC, as Lessor and as Lender

By: /s/ Terri J. Preston
Name: Terri J. Preston
Title: Senior Vice President
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

MUFG Bank, Ltd., as Lender

By: /s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Director
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

Citibank, N.A., as Lender

By: /s/ Eugene Yermash
Name: Eugene Yermash
Title: Vice President
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

JPMorgan Chase Bank, N.A., as Lender

By: /s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

U.S. Bank National Association, as Lender

By: /s/ Michael West
Name: Michael West
Title: Senior Vice President
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

Fifth Third Bank, National Association, as Lender

By: /s/ Laurel Sebree
Name: Laurel Sebree
Title: Vice President
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

The Northern Trust Company, as Lender

By: /s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Senior Vice President
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

PNC Equipment Finance, LLC, as Lender

By: /s/ Barbara Yerdon Booth
Name: Barbara Yerdon Booth
Title: Vice President
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]

Citizens Bank, N.A., as Lender

By: /s/ Mark Guyeski
Name: Mark Guyeski
Title: Vice President
[Signature Page to First Amendment to A&R Participation Agreement (Regeneron)]